March 2020 Company Overview Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. Exhibit 99.1

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Developing novel dermatology products Providing meaningful benefit for people living with skin diseases Reinventing Skin Science by focusing on development and commercialization Late-stage medical dermatology company

INVESTMENT HIGHLIGHTS Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033 Based on a survey of 115 dermatologists the results of which have been extrapolated to pediatric dermatologists. Two of the Largest Unmet Needs in Dermatology Prevalence of ~6 million in molluscum contagiosum(1) and ~22 million in common warts in the U.S.(2) No FDA approved drugs to treat molluscum or warts July 13, 2020 PDUFA Date for Ycanth™ (VP-102) for the Treatment of Molluscum Contagiosum Positive Phase 3 Results in Molluscum Contagiosum Achieved statistical significance for primary endpoints in our Phase 3 CAMP-1 and CAMP-2 pivotal trials for Ycanth™ (VP-102) P-value <0.0001 for primary endpoint in both pivotal trials Positive Topline Phase 2 Results in Common Warts VP-102 achieved positive results on both the primary endpoint of complete clearance of all treatable warts at Week 12 (Day 84) and the secondary endpoint of the percentage reduction of warts Innovative Product Candidate Drug-device combination of a proprietary formulation and a novel single-use applicator Physician Acceptance 95% of pediatric dermatologists have used API(3) Barriers to Competition New chemical entity regulatory exclusivity upon approval IP pending on product candidate, including on novel formulation, applicator and methods of use Drug-device combination makes a ‘true generic’ unlikely Proven Team Industry-leading, experienced management team with extensive clinical development and product launch experience

OUR PRODUCT PORTFOLIO We retain exclusive, royalty-free rights to our product candidates across all indications globally Preclinical Phase 1 Phase 2 Phase 3 NDA Acceptance Next Expected Milestone VP-102 Molluscum Contagiosum PDUFA Goal Date: July 13, 2020 Common Warts Initiate pivotal Phase 3 trials in 1H 2020 External Genital Warts Topline Phase 2 results in 2H 2020 VP-103 Plantar Warts(1) Initiate Phase 2 trial Mid 2020 YCANTH VP-102 two of the largest unmet needs in dermatology Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033 IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018 Prevalence in U.S. Common Warts US Prevalence of ~22 million(3) with ~1.5 million diagnosed annually(4) 22M 1.5M Patients Diagnosed Annually Not Diagnosed 5.1 million Molluscum US Prevalence of ~6 million(1) with ~1 million diagnosed annually(2) 85% 15% Diagnosed 0.9 million

The problem Molluscum Contagiosum

MOLLUSCUM BACKGROUND ETIOLOGY AND CLINICAL PRESENTATION OVERVIEW Caused by a pox virus Primarily infects children, with the highest incidence occurring in children <14 years old Highly contagious If untreated, lesions persist an average of 13 months, with some cases remaining unresolved for 2+ years Often leads to anxiety and social challenges for the patients and parents and negatively impacts quality of life Transmission Skin to skin contact Sharing of contaminated objects (e.g., clothing, towels, swimming pool toys) Diagnosis & Symptoms Typically 10 to 30 lesions 100+ lesions can be observed Lesions may be the only sign of infection and are often painless Can be diagnosed with skin biopsy to differentiate from other lesions Complications Skin irritation, inflammation, and re-infection Follicular or papillary conjunctivitis if lesions on eyelids Cellulitis Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

CURRENT TREATMENTS FOR MOLLUSCUM ARE NOT FDA APPROVED AND HAVE MANY LIMITATIONS DESCRIPTION LIMITATIONS Cryotherapy Freezing the lesions with liquid nitrogen Pain and scarring Unsuitable for use in children Curettage Using a curette or a surgical instrument with a scoop at the tip to scrape the lesions Pain and scarring Unsuitable for use in children Laser Surgery Applying a laser to target and destroy the lesions Pain, cost and lack of availability Unsuitable for use in children Topical Products Applying various acids (e.g. salicylic acid), creams or blistering solutions to destroy the lesions Unproven efficacy Off-Label Drugs Retinoids, antiviral medicines, or immune modulating therapies Limited efficacy Side-effects Natural Remedies Applying natural oils (e.g. tea tree oil) with antimicrobial properties Unproven efficacy Pain, irritation and allergic reactions Broad use limited by unproven efficacy, scarring, lack of availability, safety concerns & pain Significantly undertreated patient population

The solution YCANTH™ (VP-102)

Ycanth (VP-102) IS A PROPRIETARY DRUG-DEVICE COMBINATION OF CANTHARIDIN ADMINISTERED THROUGH OUR SINGLE-USE PRECISION APPLICATOR Copyright © 2020 Verrica Pharmaceuticals. All rights reserved. GMP-controlled new formulation of 0.7% w/v cantharidin Consistent and shelf-stable Single-use applicator to reduce cross-contamination and allow for more effective application of drug by HCP Visualization agent to identify treated lesions Bittering agent to deter oral ingestion Clinician administered, In-Office Procedure

Molluscum Clinical Evidence

Population WE HAVE successfully COMPLETED TWO PIVOTAL PHASE 3 TRIALS (CAMP-1 & CAMP-2) IN MOLLUSCUM Trial Design Two identically designed, randomized, double-blinded, multicenter, placebo controlled trials CAMP-1 conducted under FDA Special Protocol Assessment (SPA) Endpoints Primary: Percent of subjects with complete clearance of molluscum at Day 84 Secondary: Percent of subjects with complete clearance at week 3, 6, and 9 Safety & tolerability Subjects 2+ years of age with MC lesions who have not received any type of treatment within the past 14 days Enrollment complete with 266 subjects for CAMP-1 and 262 subjects for CAMP-2 Application Study drug (VP-102 or placebo) is administered topically to all treatable lesions every 21 days until clearance or a maximum of 4 applications VP-102 or placebo will be left on for 24 hours before removal with soap and warm water 12-week study period

PHASE 3 Studies in molluscum DEMONSTRATE statistically significant efficacy on Primary endpoint of complete CLEARANCE Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

PHASE 3 Studies in molluscum DEMONSTRATE statistically significant efficacy on Percent Reduction of Lesions Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

Phase 3 Discontinuation rates due to Treatment-Related Adverse events N (%) VP-102 (N=311) Vehicle (N=216) Application Site Vesicles 5 (1.6) 0 (0) Application Site Pain 3 (1.0) 0 (0) Application Site Pruritus 1 (0.3) 0 (0) Contact Dermatitis 1 (0.3) 0 (0) Total Discontinuation Rate 6 (1.9) 0 (0) Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

MC Commercial Opportunity

Realizing the Molluscum Opportunity Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 Not Diagnosed 5.1 million US Prevalence of ~6 million in molluscum(1) with ~1 million diagnosed annually(2) 85% 15% Diagnosed 0.9 million

DERMATOLOGISTS ARE FAMILIAR WITH API USED in Ycanth™ (VP-102) & WOULD USE IF AVAILABLE Pompei DT et al. Cantharidin Therapy: Practice patterns and attitudes of health care providers. Journal of the American Academy of Dermatology. 2013; 68(6). Survey of 400 healthcare providers, 87.7% of responders were US based dermatologists. Company survey of 40 physicians. Physicians who do not use the API of Ycanth™ (VP-102) stated inaccessibility as a primary reason why they are not using(1) Physicians reported they would use Ycanth™ (VP-102) if the cost of the drug was covered(2) ~70% 87%

Physicians are highly favorable to Ycanth (VP-102) profile Physician Qualitative research- one-hour individual interviews [n=30 Pediatricians, 13 Dermatologist, 5 Pediatric Dermatologists] Derms and Ped Derms (1) Pediatricians (1) 5.6 6.3 Efficacy Efficacy KEY REASONS TO USE IF APPROVED Convenience of administration Frustrated with not treating and having no viable options Scale of 1 (unlikely to use at all) to 7 (highly likely to use) Precise and pain free application FDA approval Fits into their current office model KEY REASONS TO USE IF APPROVED

INITIAL PAYER RESEARCH SUGGESTS FAVORABLE REIMBURSEMENT LANDSCAPE FOR Ycanth™ (VP-102) Source: Third party study commissioned by the Company. COHORT SIZE AVERAGE LIVES COVERED Medical Directors 7 9.8M Pharmacy Directors 6 4.2M IDN Stakeholders 2 6.5M The 15 Payer Organizations and Plans Represented in the Interviews Cover a Total of 105 Million Commercial & Medicaid Lives

INITIAL PAYER RESEARCH SUGGESTS FAVORABLE REIMBURSEMENT LANDSCAPE FOR Ycanth™ (VP-102) 1 2 3 4 Payers interviewed recognize a significant unmet need for molluscum contagiosum and lack of an effective treatment Some of the key concerns mentioned about the undertreatment of the condition include the risk of infection, scarring, or spread of the disease Payers perceived YCANTH™ (VP-102) to be highly favorable based on the majority of patients experiencing clearance within 12 weeks Given the unmet need and favorable clinical outcomes in Phase 2 trials, payers anticipate the majority of patients would have access to YCANTH™ (VP-102) with minimal to no restrictions Source: Third party study commissioned by the Company. Key Takeaways

INTEGRATED COMMERCIAL APPROACH WITH MULTIPLE STRATEGIC LEVERS Buy and Bill or Specialty Pharmacy KOL Engagement Specialized Sales Team Disease Awareness Dedicated Institutional Team Increase treatment seekers through cost- efficient consumer advertising Specialists to promote to pediatric dermatologists in academic settings and group practices Targeting office based dermatologists and select pediatricians Distribution with supportive HUB services Dedicated field reimbursement Team Strong established relationships and support Commercial Strategy

VERRICA HAS SEVERAL POTENTIAL WAYS TO MAINTAIN EXCLUSIVITY Regulatory Exclusivity 5.5 years of exclusivity for cantharidin as API potentially available upon approval (inclusive of potential for 6 months for pediatric indication) Compounding Pharmacies If VP-102 is approved, traditional compounding pharmacies will NOT be able to continue compounding cantharidin regularly or in inordinate amounts, except under patient specific circumstances as prescribed by a physician. The FDA has the authority to regulate compounders. Improper compounding can result in monetary fines plus felony convictions in case of repeat offenses and intent to fraud/mislead. Manufacturing VP-102 has the potential to address stability issues with standard packaging and container/ closure systems True Generic Unlikely Unlikely to receive approval under an ANDA due to uniqueness from patent pending protection and significant differences likely between Ycanth™ (VP-102) and potential competitors Cannot do traditional PK/bioequivalence study (no blood level profile for Ycanth™ (VP-102) ) May require new clinical studies with new formulation and new delivery approach that shows equivalence without violating any of Verrica's IP Limited commercial CMOs with facilities for handling highly potent and highly flammable liquid products Entered into a supply agreement for naturally-sourced cantharidin; subject to specified minimum annual purchase orders and forecasts, supplier agreed that it will not supply cantharidin, any beetles or other raw material from which cantharidin is derived to any other customer in North America

OVERVIEW OF INTELLECTUAL PROPERTY PORTFOLIO KEY CLAIMS AND PATENT APPLICATIONS VALUE TO VERRICA Our specific formulation, YCANTH™ (VP-102), key safety additions and novel cantharidin formulations (PCT/US2014/052184) May prevent generics from copying our ether-free formulation or from making similar formulations Single use applicator containing cantharidin formulations (PCT/US2014/052184) May prevent generics from utilizing a single-use applicator for cantharidin that contains both a glass ampule to maintain product stability and a filter placed prior to dispensing tip, which helps increase administration accuracy and prevents direct contact with skin Specific design of our commercial applicator (PCT/US2018/036353) May prevent generics from utilizing a similar applicator Methods of use for cantharidin in the treatment of molluscum (PCT/US2018/037808 and PCT/US2018/036353) May prevent generics from a similar treatment regimen and label Methods for purifying cantharidin and analyzing cantharidin or cantharidin solutions (PCT/US2016/14139) May force generics to find alternative methodologies to produce GMP cantharidin or determine if their API or drug product is GMP compliant Methods for complete cantharidin synthesis (PCT/US2015/066487) Synthetic version would reduce risks of outside contaminants and environmental factors affecting the naturally-sourced API. May prevent generics competing with a synthetic version of cantharidin Any patents issued from our applications are projected to expire between 2034 and 2039, excluding any patent term adjustment and patent term extensions 1 2 3 4 5

Our Opportunity in Common Warts

VERRUCA VULGARIS (COMMON WARTS) ETIOLOGY AND CLINICAL PRESENTATION OVERVIEW Caused by human papilloma virus (HPV) Infects patients of all ages Persistent infection, highly refractory Typically 2-5 lesions No FDA approved drug for the treatment of common warts Transmission Skin to skin contact Touching of contaminated objects Diagnosis & Symptoms Dome shaped flesh-colored lesions commonly on the hands, fingers, knees or elbows Lesions may occur in groups or in a linear pattern Lesions can cause considerable pain and discomfort, may spread with skin trauma, and can be itchy Complications Scarring may occur Dyspigmentation of affected areas Bacterial superinfection of lesions Irritation, pain, and redness of surrounding skin Copyright © 2020 Verrica Pharmaceuticals. All rights reserved.

WE HAVE successfully COMPLETED A PHASE 2 STUDY (COVE-1) IN common WARTS Study Design Cohort 1: one center Cohort 2: four centers Efficacy, safety & tolerability Endpoints Primary Percent of subjects with complete clearance of all treatable warts (baseline and new) at Day 84 Secondary Percent of subjects achieving complete clearance of all treatable warts at Visits 2, 3, and 4 Change from baseline in number (%) of treatable warts at Day 84 Patients Cohort 1: 21 subjects 2+ years of age with common warts, who have not received any type of treatment within the past 14 days Application Study drug (VP-102) is administered topically to each treatable wart to a maximum of 4 applications Cohort 1 is treated until clear, Cohort 2 receives one additional treatment at the first visit clearance was observed up to a maximum of 4 total applications Frequency of administration is at least 14 days (Cohort 1) or 21 days (Cohort 2) Paring was allowed in Cohort 2 VP-102 will be left on for 24 hours before removal with soap and warm water Open label study with two cohorts Cohort 2: 35 subjects 12+ years of age with common warts, who have not received any type of treatment within the past 14 days

VP-102 demonstrated Clinically meaningful efficacy on Primary endpoint of complete CLEARANCE in COVE-1 STUDY

Discontinuation rates for Cove-1 Cohort 1 VP-102 (N=21) Cohort 2 VP-102 (N=35) Discontinued (total, N(%)) 4 (19.0%) 2 (5.7%) Lost to follow-up 2 (9.5%) 1 (2.9%) Withdrawal by subject 2 (9.5%) 0 Protocol violation 0 1 (2.9%)

SIGNIFICANT recent and EXPECTED MILESTONES DATE EVENT 1Q 2019 Positive topline results from two pivotal Phase 3 trials in molluscum 2Q 2019 Positive topline results from Phase 2 trial in common warts 2Q 2019 Initiate Phase 2 trial in external genital warts 3Q 2019 Ycanth™ (VP-102) NDA submission in molluscum 4Q 2019 FDA acceptance of Ycanth™ (VP-102) NDA submission in molluscum 4Q 2019 VP-103 IND submission in plantar warts 1H 2020 Initiate pivotal Phase 3 trials in common warts Mid 2020 Initiate Phase 2 trial in plantar warts 2H 2020 Ycanth™ (VP-102) PDUFA Goal Date July 13, 2020 in molluscum 2H 2020 Topline results from Phase 2 trial in external genital warts 2H 2020 Commercial launch of Ycanth™ (VP-102) for molluscum